FOURTH QUARTER 2011

Supplemental Financial Data

Fourth Quarter 2011

Table of Contents

Company Profile, Fourth Quarter Highlights and CAD Guidance	3

Consolidated Statements of Operations	4

Reconciliation of Funds From Operations Attributable to Common Stockholders,
Adjusted Funds From Operations, and Cash Available for Distribution to
Net loss Attributable to the Company	5

Consolidated Balance Sheets	6

Notes to Consolidated Statements of Operations and Reconciliation of Funds
From Operations Attributable to Common Stockholders, Adjusted Funds
From Operations, and Cash Available for Distribution to Net loss attributable
to the Company	7

Capital Expenditures	8

Definitions of Non-GAAP Measures	8

Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings and performance are, by definition, and certain other statements in this Supplemental Financial Data Report may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, our business and investment strategy; legislative or regulatory actions; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to obtain and maintain debt or equity financing; financing and advance rates for our target assets; our leverage level; changes in the values of our assets; availability of attractive investment opportunities in our target markets; our ability to qualify and maintain our qualification as a REIT for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act; availability of quality personnel; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets and the general economy.

Except as otherwise required by the federal securities laws, we assume no liability to update the information in this Supplemental Financial Data Report.

We refer you to our documents filed from time to time with the Securities and Exchange Commission, specifically the sections entitled "Risk Factors" in the final prospectus dated March 31, 2011 to our registration statement on Form S-11, as amended (Registration No. 333-168407), with respect to our initial public offering that was filed with the SEC on April 4, 2011, and page 24 of the final prospectus dated November 18, 2011 to our registration statement on Form S-11, as amended (Registration No. 333-176604), with respect to our Series A Redeemable Preferred Stock and Warrant Unit offering, both, as may be updated or supplemented by our Form 10-Q and Form 10-K filings, which discuss these and other factors that could adversely affect our results.

Supplemental Financial Data	Page 2

Fourth Quarter 2011

Preferred Apartment Communities, Inc.

Preferred Apartment Communities, Inc., or the Company, (AMEX:APTS) is a Maryland corporation formed primarily to acquire and operate multifamily properties in select targeted markets throughout the United States. As part of our property acquisition strategy, we may enter into forward purchase contracts or purchase options for to-be-built multifamily communities and we may make mezzanine loans, provide deposit arrangements, or provide performance assurances, as may be necessary or appropriate, in connection with the construction of these properties. As a secondary strategy, we may acquire senior mortgage loans, subordinate loans or mezzanine debt secured by interests in multifamily properties, membership or partnership interests in multifamily properties and other multifamily related assets. We intend to elect and qualify as a real estate investment trust for U.S. federal income tax purposes, commencing with our tax year ended December 31, 2011.

Highlights of the fourth quarter 2011:

•	Recorded Cash Available for Distribution, or CAD, of $777,995, or $0.151 per share, again exceeding the high end of our previous guidance as we recorded our second consecutive full quarter of operating results from our portfolio of multifamily properties and our real estate loan.(1)

•	Declared a quarterly dividend of $646,916, or $0.125 per common share, which was paid on January 17, 2012 to all common stockholders of record as of December 30, 2011.

•	Entered into a Dealer Manager Agreement with International Assets Advisory, LLC on November 18, 2011 to publicly offer a minimum of 2,000 and a maximum of 150,000 Units, with each Unit consisting of one share of Series A Redeemable Preferred Stock and one warrant to purchase 20 shares of our common stock. Our registration statement with respect to this offering was declared effective by the Securities and Exchange Commission on the same day.

•	We continue to hold no debt at the Company or operating partnership levels, have no cross-collateralization of our real estate assets, and have no contingent liabilities at the Company or operating partnership levels with regard to our secured mortgage debt on our communities or otherwise.

•	Completed the successful rollout and implementation of our PAC Concierge, PAC Rewards and PAC Partners programs. All of these programs were substantially implemented at each of our existing communities by the end of 2011. The PAC Rewards program became effective in January 2012.

•	On February 2, 2012, we declared a quarterly dividend on our Common Stock of $0.13 per share, payable on April 16, 2012 to all common stockholders of record as of March 30, 2012. The $0.13 per share represents a 4% increase from the $0.125 quarterly dividend per share declared and paid for 2011. We currently expect that CAD will be sufficient to fund our projected dividend distributions at the $0.13 per share level for 2012. (2)

CAD guidance:

•	CAD is projected to be in the range of $0.140- $0.155 per share for the first quarter of 2012.(2)

(1) See Reconciliation of Funds From Operations Attributable to Common Stockholders, Adjusted Funds From Operations, and Cash Available for Distribution to Net loss attributable to the Company and Definitions of Non-GAAP Measures on pages 5 and 8.

(2) Guidance on projected dividend distributions for 2012 and projected CAD for the first quarter of 2012 excludes any forecasted deployment of capital proceeds from our Series A Redeemable Preferred Stock and Warrant Unit offering and potential dividends to be paid on our Series A Redeemable Preferred Stock.

Supplemental Financial Data	Page 3

Fourth Quarter 2011

Preferred Apartment Communities, Inc.
Consolidated Statements of Operations

	Twelve months ended
	December 31, 2011	December 31, 2010
Revenues:
Rental revenues (See note 1)	$6,199,946	$-
Other property revenues (See note 1)	700,512	-
Interest income on real estate loan	250,245	-
Total revenues	7,150,703	-

Operating expenses:
Property operating and maintenance	1,591,962	-
Property management fees	276,358	-
Real estate taxes	519,500	-
General and administrative	141,078	-
Depreciation and amortization	8,238,444	-
Acquisition costs	1,680,432	388,266
Organizational costs	172,395	360,179
Insurance	111,900	-
Professional fees	380,382	-
Other	109,655	2,690
Total operating expenses	13,222,106	751,135

Operating loss	(6,071,403)	(751,135)

Management fees	505,441	-
Insurance	167,689	-
Interest expense	1,514,581	15,064
Other expense	236,310	-
Net loss	(8,495,424)	(766,199)

Less consolidated net loss attributable
to non-controlling interests	-	-

Net loss attributable to the Company	$(8,495,424)	$(766,199)

Net loss per share of Common Stock,
basic and diluted	$(2.23)	$(20.90)

Weighted average number of shares of Common
Stock outstanding, basic and diluted	3,822,303	36,666

See Notes to Consolidated Statements of Operations and Reconciliation of Funds From Operations Attributable to Common Stockholders, Adjusted Funds From Operations, and Cash Available for Distribution to Net loss attributable to the Company on page 7

Supplemental Financial Data	Page 4

Fourth Quarter 2011

Reconciliation of Funds From Operations Attributable to Common Stockholders, Adjusted Funds From Operations,
and Cash Available for Distribution to Net Loss Attributable to the Company

		Three months ended December 31, 2011	Twelve months ended December 31, 2011

Net loss attributable to the Company		$(1,180,873)	$(8,495,424)

Add:	Depreciation of real estate assets	966,888	2,682,562
	Amortization of acquired intangible assets	838,893	5,537,067

Funds from operations attributable to common stockholders		$624,908	$(275,795)

FFO per share - basic and diluted (a)		0.121	(0.072)

Add:	Acquisition costs	-	1,680,432
	Organization costs	78,023	172,395
	Directors' fees and expenses paid in stock	80,651	238,152
	Amortization of loan closing costs (See note 2)	21,494	64,480
	REIT establishment costs (See note 3)	-	25,849
	Depreciation/amortization on non-real estate assets	6,821	18,814
	Net mezzanine loan fees received (See note 4)	-	74,333
Less:	Non-cash mezzanine loan interest income (See note 4)	(4,398)	(8,887)
	Normally recurring capital expenditures (See note 5)	(29,504)	(118,504)

Adjusted funds from operations		$777,995	$1,871,269

AFFO per share - basic and diluted (a)		$0.151	$0.490

Less:	REIT establishment costs (See note 3)	-	(25,849)

Cash available for distribution		$777,995	$1,845,420

CAD per share - basic and diluted (a)		$0.151	$0.483

Dividends:
	Declared	$646,916	$1,940,078
	Per share	$0.125	$0.375

a) Calculated based upon weighted average shares outstanding -
	basic and diluted	5,148,488	3,822,303

Actual shares outstanding at December 31, 2011, including
26,000 unvested shares of restricted stock		5,175,325	5,175,325

See Notes to Consolidated Statements of Operations and Reconciliation of Funds From Operations Attributable to Common Stockholders, Adjusted Funds From Operations, and Cash Available for Distribution to Net loss attributable to the Company on page 7

Supplemental Financial Data	Page 5

Fourth Quarter 2011

Preferred Apartment Communities, Inc.
Consolidated Balance Sheets

	December 31,	December 31,
	2011	2010

Assets

Real estate
Land	$13,052,000	$-
Building and improvements	60,268,867	-
Furniture, fixtures, and equipment	8,392,446	-
Construction in progress	67,877	-
Gross real estate	81,781,190	-
Less: accumulated depreciation	(2,698,305)	-
Net real estate	79,082,885	-
Real estate loan	6,000,000	-
Total real estate and real estate loan, net	85,082,885	-

Cash and cash equivalents	4,548,020	22,275
Restricted cash	567,346	-
Tenant receivables, net of allowance of $15,924	23,811	-
Deferred loan costs, net of amortization of $64,480	551,660	-
Deferred offering costs	1,388,421	620,237
Other assets	303,397	187,300

Total assets	$92,465,540	$829,812

Liabilities and equity

Liabilities
Mortgage notes payable	$55,637,000	$-
Accounts payable and accrued expenses	1,158,530	-
Note payable, related party	-	465,050
Revolving line of credit, related party	-	200,000
Non-revolving line of credit, related party	-	805,898
Accrued interest payable	176,084	15,064
Dividends payable	646,916	-
Security deposits and prepaid rents	163,663	-
Deferred real estate loan income	65,446	-
Total liabilities	57,847,639	1,486,012

Commitments and contingencies

Equity (deficit)
Stockholder's equity (deficit)
Series A Redeemable Preferred Stock, $0.01 par value per share; 150,000
shares authorized; 0 shares issued and outstanding at December 31, 2011	-	-
Common Stock, $0.01 par value per share; 400,066,666 shares authorized;
5,149,325 shares issued and outstanding at December 31, 2011;
36,666 shares issued and outstanding at December 31, 2010	51,493	366
Additional paid in capital	43,828,030	109,632
Accumulated deficit	(9,261,623)	(766,199)
Total stockholders' equity (deficit)	34,617,900	(656,201)
Non-controlling interest	1	1
Total equity (deficit)	34,617,901	(656,200)

Total liabilities and equity	$92,465,540	$829,812

See Notes to Consolidated Statements of Operations and Reconciliation of Funds From Operations Attributable to Common Stockholders, Adjusted Funds From Operations, and Cash Available for Distribution to Net loss attributable to the Company on page 7

Supplemental Financial Data	Page 6

Fourth Quarter 2011

Notes to Consolidated Statements of Operations and Reconciliation of Funds From Operations Attributable to Common Stockholders, Adjusted Funds From Operations, and Cash Available for Distribution to Net loss attributable to the Company

1)	Rental and other property revenues for the twelve-month period ended December 31, 2011 are comprised of activity from the dates of acquisition (April 15, 21, and 29, 2011, for Stone Rise, Summit Crossing, and Trail Creek, respectively) through the reporting date.

2)	We incurred loan closing costs of $616,140 on our mortgage loans, which are secured on a property-by-property basis by the three acquired multifamily communities. Neither we nor our Operating Partnership have any recourse liability in connection with any of these mortgage loans, nor do we have any cross-collateralization arrangements with respect to these assets. These loan costs are being amortized over the life of the loans, and the non-cash amortization expense is an addition to FFO in the calculation of AFFO.

3)	Certain costs involved with establishment as a publicly-traded real estate investment trust were incurred and are added to FFO in the calculation of AFFO. This adjustment is reversed for the calculation of CAD from AFFO. These costs primarily consist of fees for one-time professional services.

4)	On June 30, 2011, in conjunction with our real estate loan investment, we received a loan fee of $120,000, $60,000 of which was paid to our manager as an acquisition fee, and also a loan commitment fee of $14,333. The net proceeds of $74,333 are an additive adjustment to FFO in calculating AFFO, which will be recognized in income over the life of the loan as an adjustment of yield using the effective interest method. Correspondingly, the non-cash income recognized under the effective interest method is deducted in calculating AFFO.

5)	We deduct from FFO normally recurring capital expenditures that are necessary to maintain the properties’ revenue streams. Excluded from the calculation of AFFO are non-recurring capital expenditures of $43,572 and $304,251 for the three-month and twelve-month periods ended December 31, 2011, respectively.

See Definitions of Non-GAAP Measures on page 8.

Supplemental Financial Data	Page 7

Fourth Quarter 2011

Capital Expenditures

We regularly incur capital expenditures related to our owned properties. Capital expenditures may be nonrecurring and discretionary, as part of a strategic plan intended to increase a property’s value and corresponding revenue-generating power, or may be normally recurring and necessary to maintain the income streams and present value of a property. Certain capital expenditures may be budgeted and reserved for upon acquiring a property as initial expenditures necessary to bring a property up to our standards or to add features or amenities that we believe make the property a compelling value to prospective residents in its individual market. These budgeted nonrecurring capital expenditures in connection with an acquisition are funded from the capital source(s) for the acquisition and are not dependent upon subsequent property operational cash flows for funding.

For the twelve-month period ended December 31, 2011, our capital expenditures were:

	Summit	Trail	Rise	Total
Nonrecurring capital expenditures:
Budgeted at property acquisition	$104,109	$157,484	$42,658	$304,251
Other nonrecurring capital expenditures	-	-	-	-
Total nonrecurring capital expenditures	104,109	157,484	42,658	304,251

Normally recurring capital expenditures	47,264	37,984	33,256	118,504

Total capital expenditures	$151,373	$195,468	$75,914	$422,755

Definitions of Non-GAAP Measures

Funds From Operations Attributable to Common Stockholders (“FFO”)

Analysts, managers, and investors have, since the first real estate investment trusts were created, made certain adjustments to reported net income amounts under U.S. GAAP in order to better assess these vehicles’ liquidity and cash flows. FFO is one of the most commonly utilized Non-GAAP measures currently in practice. In its 2002 “White Paper on Funds From Operations”, which was revised in 2004, the National Association of Real Estate Investment Trusts, or NAREIT, standardized the definition of how Net income/loss should be adjusted to arrive at FFO, in the interests of uniformity and comparability. The NAREIT definition of FFO (and the one reported by the Company) is:

Net income/loss:

•         Excluding impairment charges on and gains/losses from sales of depreciable property;

•         Plus depreciation and amortization of real estate assets; and

•         After adjustments for unconsolidated partnerships and joint ventures

Not all companies necessarily utilize the standardized NAREIT definition of FFO, and so caution should be taken in comparing the Company’s reported FFO results to those of other companies. The Company’s FFO results are comparable to the FFO results of other companies that follow the NAREIT definition of FFO and report these figures on that basis. We believe FFO is useful to investors as a supplemental gauge of our operating and cash-generating results. FFO is a non-GAAP measure that is reconciled to its most comparable GAAP measure, which the Company believes to be net income/loss attributable to the Company.

Supplemental Financial Data	Page 8

Fourth Quarter 2011

Adjusted Funds From Operations (“AFFO”)

AFFO makes further adjustments to FFO results in order to arrive at a more refined measure of operating and financial performance. There is no industry standard definition of AFFO and practice is divergent across the industry. The Company calculates AFFO as:

FFO, plus:

•         Acquisition costs;

•         Organization costs;

•         Equity compensation to directors and executives;

•         Amortization of loan closing costs;

•         REIT establishment costs;

•         Depreciation and amortization of non-real estate assets; and

•         Net loan origination fees received;

Less:

•         Non-cash mezzanine loan interest income; and

•         Normally recurring capital expenditures

AFFO figures reported by the Company are not generally comparable to those reported by other companies. We believe AFFO is useful to investors as a more refined supplemental gauge of our operating and cash-generating results. Investors are cautioned that AFFO excludes acquisition costs which are generally recorded in the periods in which the properties are acquired (and often preceding periods). AFFO is a useful supplement to, but not a substitute for, its closest GAAP-compliant measure, which the Company believes to be net income/loss available to the Company.

Cash Available for Distribution (“CAD”)

The Company refines AFFO further by reversing the AFFO adjustment for REIT establishment costs. CAD is a non-GAAP measure that is reconciled to its most comparable GAAP measure, which the Company believes to be net income/loss attributable to the Company. We use CAD as a critical supplemental gauge of our operating and cash-generating results.

For further information: Leonard A. Silverstein, Executive Vice President Preferred Apartment Communities, Inc. lsilverstein@pacapts.com +1-770-818-4147

Supplemental Financial Data	Page 9